UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THIS FILING CONTAINS AN 8-K FILED BY ALLSCRIPTS HEALTHCARE SOLUTIONS, INC. ON SEPTEMBER 22, 2008.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2008

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 22, 2008, Allscripts Healthcare Solutions, Inc. (“Allscripts”) announced that it convened its 2008 annual meeting of stockholders, and, as previously announced, immediately adjourned such meeting until 10:00 a.m. (CST) on October 6, 2008 at the offices of Sidley Austin LLP, One South Dearborn Street, Chicago, IL 60603. At the annual meeting, Allscripts stockholders will be asked to approve certain actions required to be taken by Allscripts in connection with the proposed transactions with Misys plc, among other matters. Completion of the transactions is subject to certain conditions, including approvals by the stockholders of Allscripts and the shareholders of Misys plc and other customary closing conditions. Subject to the satisfaction of these closing conditions, the transactions are expected to be completed on or about October 10, 2008.

A copy of Allscripts’ press release relating to the adjourning of the 2008 annual meeting of stockholders is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Important Additional Information and Where to Find It

A portion of this communication is being made in respect of the proposed business combination involving a subsidiary of Allscripts and Misys Healthcare Systems, LLC (“MHS”), a wholly owned subsidiary of Misys plc (“Misys”). In connection with this proposed transaction, Allscripts has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement. BEFORE MAKING ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ALLSCRIPTS AND THE PROPOSED TRANSACTION. Investors and security holders can obtain copies of Allscripts’ materials (and all other offer documents filed with the SEC) when available, at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Allscripts at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, Attention: Lee Shapiro, Secretary. Investors and security holders may also read and copy any reports, statements and other information filed by Allscripts with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Allscripts’ directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Allscripts in favor of the proposed transaction. Information about Allscripts, its directors and its executive officers, and their ownership of Allscripts’ securities, is set forth in its definitive proxy statement for the 2008 Annual Meeting of Stockholders, which was filed with the SEC on August 21, 2008.

Forward-Looking Statements

This communication contains forward-looking statements. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Forward-looking statements may be identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “projects”, “intends”, “should”, “seeks”, “future”, continue”, or the negative of such terms, or other comparable terminology. Such forward-looking statements are subject to numerous risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Such factors may include, but are not limited to: (1) the occurrence of any event, development, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Allscripts and others following announcement of entering into the merger agreement; (3) the inability to complete the proposed transaction due to the failure to obtain stockholder or shareholder approval or the failure of any party to satisfy other conditions to completion of the proposed transaction; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the merger; and (5) other factors described in filings with the Securities and Exchange Commission. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Allscripts’, Misys’ and MHS’ ability to control or predict. Allscripts can give no assurance that any of the Transactions will be completed or that the conditions to the Transactions will be satisfied. Allscripts undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Allscripts is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.
Exhibit 99.1	Press Release dated September 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: September 22, 2008
	By:	/s/ Brian D. Vandenberg
Brian D. Vandenberg
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.
Exhibit 99.1	Press Release dated September 22, 2008

Exhibit 99.1

FOR IMMEDIATE RELEASE

Allscripts Announces Adjournment of Annual Meeting

to October 6, 2008

CHICAGO, IL – September 22, 2008 – Allscripts Healthcare Solutions, Inc. (“Allscripts”) (NASDAQ: MDRX), the leading provider of clinical software, connectivity and information solutions that physicians use to improve healthcare, announced today that it convened its 2008 annual meeting of stockholders on September 22, 2008. As previously announced, the meeting was immediately adjourned until 10:00 a.m. (CST) on October 6, 2008 at the offices of Sidley Austin LLP, One South Dearborn Street, Chicago, IL 60603. At the annual meeting, Allscripts stockholders will be asked to approve certain actions required to be taken by Allscripts in connection with the proposed transactions with Misys plc, among other matters.

Completion of the transactions is subject to certain conditions, including approvals by the stockholders of Allscripts and the shareholders of Misys plc and other customary closing conditions. Subject to the satisfaction of these closing conditions, the transactions are expected to be completed on or about October 10, 2008.

About Allscripts

Allscripts is the leading provider of clinical software, connectivity and information solutions that physicians use to improve healthcare. The company’s unique solutions inform, connect and transform healthcare, delivering improved care at lower cost. More than 40,000 physicians and thousands of other healthcare professionals in clinics, hospitals and extended care facilities nationwide utilize Allscripts to automate everyday tasks such as writing prescriptions, documenting patient care, managing billing and scheduling, and safely discharging patients, as well as to connect with key information and stakeholders in the healthcare system. To learn more, visit Allscripts at www.allscripts.com.

Forward-Looking Statements

This communication contains forward-looking statements. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Forward-looking statements may be identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “projects”, “intends”, “should”, “seeks”, “future”, continue”, or the negative of such terms, or other comparable terminology. Such statements include, but are not limited to, statements about the expected benefits of the transaction involving Allscripts, Misys Healthcare Systems, LLC (“MHS”) and Misys plc (“Misys”), including potential synergies and cost savings, future financial and operating results, and the combined company’s plans and objectives. In addition, statements made in this communication about anticipated financial results, future operational improvements and results or conditions and approvals are also forward-looking statements. Such forward-looking statements are subject to numerous risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Such factors may include, but are not limited to: (1) the occurrence of any event, development, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Allscripts, Misys or MHS and others following announcement of entering into the merger agreement; (3) the inability to complete the proposed transaction due to the failure to obtain stockholder or shareholder approval or the failure of any party to satisfy other conditions to completion of the proposed transaction; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in filings with the Securities and Exchange Commission. Many of the factors that will determine the outcome of the subject matter of this communication are beyond

Allscripts’, Misys’ and MHS’ ability to control or predict. Allscripts can give no assurance that any of the transactions related to the merger will be completed or that the conditions to the transactions will be satisfied. Allscripts undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Allscripts is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Important Additional Information and Where to Find It

A portion of this communication is being made in respect of the proposed business combination involving a subsidiary of Allscripts and MHS, a wholly owned subsidiary of Misys. In connection with this proposed transaction, Allscripts has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement. BEFORE MAKING ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ALLSCRIPTS AND THE PROPOSED TRANSACTION. Investors and security holders can obtain copies of Allscripts’ materials (and all other offer documents filed with the SEC) when available, at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Allscripts at 222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, Attention: Lee Shapiro, Secretary. Investors and security holders may also read and copy any reports, statements and other information filed by Allscripts with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Allscripts’ directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Allscripts in favor of the proposed transaction. Information about Allscripts, its directors and its executive officers, and their ownership of Allscripts’ securities, is set forth in its definitive proxy statement for the 2008 Annual Meeting of Stockholders, which was filed with the SEC on August 21, 2008.

Allscripts Contacts:

Dan Michelson

Chief Marketing Officer

312-506-1217

dan.michelson@allscripts.com

Todd Stein

Senior Manager/Public Relations

312-506-1216

todd.stein@allscripts.com